Other Financial Assets Liabilities	12 Months Ended
Dec. 31, 2010
Other Financial Assets Liabilities [Abstract]
OTHER FINANCIAL ASSETS LIABILITIES

17.	OTHER FINANCIAL ASSETS/LIABILITIES

The following the outstanding notional balances and the estimated fair value of the Company’s foreign-currency forward exchange contracts as of December 31, 2009 and 2010:

	As of December 31,
	2009		2010
	Notional	Estimated	Notional	Estimated
	Amount	Fair Value	Amount	Fair Value

Foreign exchange forward contracts:
Deliverable contracts:
Under cash flow hedge	$—	$—	$628.2	$(22.4)
Not under cash flow hedge	145.6	(7.8)	1,411.2	(18.3)
Non deliverable contracts	—	—	18.0	(0.1)
Non deliverable options	—	—	120.0	0.1

Total foreign-currency exchange forward contracts	$145.6	$(7.8)	$2,177.4	$(40.7)

Other financial assets are classified as:
Current		$0.3		$15.4
Non-current		—		—

		$0.3		$15.4
Other financial liabilities are classified as:
Current		(8.1)		(56.1)
Non-current		—		—

		(8.1)		(56.1)

Total		$(7.8)		$(40.7)

The Company recorded foreign-currency forward exchange losses not under hedge accounting of $9.3 million, $8.0 million and $49.8 million in other income (expense) net for the years ended December 31, 2008, 2009 and 2010, respectively. The Company qualified for cash flow hedge accounting for a portion of the forward contracts entered into in 2008 and 2010 with a total notional amount of $183.8 million and $628.2 million, respectively. A total amount of $4.8 million unrealized loss associated with those forward contracts entered into in 2008 recorded in other comprehensive income as of December 31, 2008 was settled in 2009 and then recognized in other income (expense) net. No forward contracts outstanding as of December 31, 2009 qualified for hedge accounting. A total amount of $19.0 million unrealized loss associated with forward contracts entered into in 2010 was recorded in other comprehensive income as of December 31, 2010 and will be settled and recognized into other income (expense) net in 2011.